Exhibit 32.1

CERTIFICATION

(Section 906 – Sarbanes-Oxley Act of 2002)

In connection with the report of Baytex Energy Ltd. (the “Company”) on the Form 20-F for the fiscal year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof the “Report”), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.                                       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	July 14, 2004

/s/ Raymond T. Chan		/s/ Daniel G. Belot
Raymond T. Chan		Daniel G. Belot
President and Chief Executive Officer,		Vice President, Finance and Chief Financial Officer
Baytex Energy Ltd.		Baytex Energy Ltd.